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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                 March 17, 2006
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                            FOOTHILLS RESOURCES, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



Nevada                                 001-31546                 98-0339560
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(State or other jurisdiction     (Commission File number)      (IRS Employer
of incorporation or organization)                            Identification No.)


 Canadiana Lodge, Wellfield Close, Coad's Green, Launceston, Cornwall, England,
                                    PL15 7LR
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               (Address of principal executive offices) (Zip Code)

                               011.441.566.782.199
                               -------------------
              (Registrant's Telephone Number, Including Area Code)

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                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under  the Securities Act (17
       CFR 230.425)

    [] Soliciting material pursuant to  Rule 14a-12  under the  Exchange Act (17
       CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                Section 1 - Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

         As previously reported, as of February 15, 2006, Foothills Resources, Inc. (the "Registrant") entered into a Term Sheet (the "Term Sheet") with Brasada Resources, LLC (together with its corporate successor in interest, Brasada California, Inc., "Brasada"). Brasada is engaged in oil and gas exploration and development. As contemplated by the Term Sheet, on or before May 31, 2006 a newly-formed, wholly-owned subsidiary of the Registrant will merge with and into the corporate successor in interest to Brasada (the "Merger"), as a result of which Registrant will acquire all of the issued and outstanding capital stock of Brasada and Brasada will become a wholly-owned subsidiary of the Registrant.

         As a condition to the closing of the Merger, the Registrant will have closed a private placement offering (a "PPO"), to be conducted pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act, whereby the Registrant will offer and sell up to 10,000,000 units ("Units") of the Registrant's securities at a price of $0.70 per Unit, or an aggregate offering price of $7,000,000. Each Unit will consist of one share of common stock, par value $0.001 per share ("Common Stock") and Common Stock purchase warrants ("Warrant"). Each Warrant will be exercisable for five years and will entitle its holder to purchase three shares of Common Stock at $1.00 per share for every four Units purchased in the PPO. As of the date of this report, the PPO has not closed.

         In addition, effective March 17, 2006 the Registrant closed on the offer and sale of $997,500 principal amount of its debentures ("Foothills Debentures") to a limited number of accredited investors pursuant to Regulation
D. There may be additional closings on the Foothills Debentures, up to a principal amount of $3,000,000. The Foothills Debentures are unsecured, bear interest at the rate of 9% per annum, which interest begins to accrue commencing 120 days from issuance, and are for a term of three years. The Foothills Debentures are payable in consecutive monthly installments of principal and interest, commencing 120 days from the date of their issuance. The Foothills Debentures will become convertible and will automatically convert, as to their outstanding principal amount, into Units upon the simultaneous closing of the Merger and the PPO (and the principal amount of the Foothills Debentures so converted shall be a part of the $7,000,000 proceeds of the PPO). In addition, the Foothills Debentures will become convertible, at the option of the holder, 70 days after the earlier of (i) termination of the exclusivity period provided for in the Term Sheet, if the Merger has not closed by such date, or (ii) the date of termination or abandonment of the Merger prior to the end of the exclusivity period. The Foothills Debentures will convert into Units at a conversion price of $0.70 per Unit, equal to the price per Unit in the PPO.

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         If the  Registrant  defaults under the Foothills  Debentures,  the full principal amount of the Foothills Debentures, together with interest, will, at the holder's option, become immediately due and payable in cash. In addition, commencing five days after the occurrence of any default that results in the eventual acceleration of the Foothills Debenture, the interest rate will increase to 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law.

         The Registrant used the $997,500 derived from its issuance of the initial Foothills Debentures to provide bridge financing ("Bridge Financing") to Brasada to enable Brasada to meet its working capital requirements. The proceeds derived from any additional closings of Foothills Debentures will be used to provide additional Bridge Financing. The Bridge Financing is evidenced by a Bridge Note ("Bridge Note") and related documents (collectively, the "Bridge Loan Documents"). The Bridge Note is for a term of 120 days from the initial closing of the Bridge Financing (July 20, 2006) (the "Due Date"), and bears interest at the rate of nine percent per annum. The Bridge Note is secured by a perfected security interest and first lien on all of the assets of Brasada, as well as by the deposit into escrow of such number of shares (the "Escrowed Bridge Loan Shares") as shall equal 51% of the issued and outstanding capital stock of Brasada. The security for the Bridge Loan will be released upon the repayment in full of the Bridge Note. Closing of the Merger will be deemed to constitute such repayment in full.

         Brasada will begin making consecutive monthly interest only payments on the Bridge Note of accrued interest commencing 30 days from the closing of the Bridge Financing through the Due Date, at which time Brasada will be required to repay the unpaid principal amount of the Bridge Note, together with accrued and unpaid interest.

         A default by Brasada under the Bridge Note, including but not limited to the failure to close the Merger prior to the Due Date, will cause an increase to the interest rate from 9% to 15% per annum, which increased interest rate will continue until all defaults are cured. In addition, if such default is not cured, the Registrant will be entitled to foreclose on its security interest in the collateral provided for under the Bridge Loan Documents and to obtain delivery of the Escrowed Bridge Loan Shares.

                        Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         Please see the discussion under Item 1.01 of this Report regarding the Foothills Debentures issued by the Registrant, which discussion is incorporated by reference into this Item 2.03.

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Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

    Exhibit Number                Description

    10.1 Bridge Loan and Control Share Pledge and Security Agreement, dated as of March 17, 2006, among Brasada California, Inc., certain stockholders of Brasada California, Inc. and the Registrant

    10.2 Security Agreement, dated as of March 17, 2006, among Brasada California, Inc., certain stockholders of Brasada California, Inc. and the Registrant

    10.3 Pledge and Escrow Agreement, dated as of March 17, 2006, among Brasada California, Inc., certain stockholders of Brasada California, Inc., the Registrant and Gottbetter & Partners LLP

    10.4                          Bridge Loan Promissory Note,  dated  March 17,
                                  2006

    10.5 Securities Purchase Agreement, dated as of March 17, 2006, between the Registrant and the Buyers

    10.6 Escrow Agreement, dated as of February 28, 2006, between the Registrant, Gottbetter & Partners LLP and the Buyer

    10.7                          Form of Debenture


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     FOOTHILLS RESOURCES, INC.


Date: March 17, 2006                By:     /s/ J. Earl Terris
                                            ------------------------------------
                                             J. Earl Terris
                                             Chairman of the Board of Directors,
                                             Chief Executive Officer
                                             and President

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